UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 4, 2006

                            POCAHONTAS BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                        0-23969                   71-0806097
-----------------------------  -------------------      ---------------------
(State or Other Jurisdiction   (Commission File No.)    (I.R.S. Employer
   of Incorporation)                                    Identification No.)


1700 East Highland, Jonesboro, Arkansas         72401
---------------------------------------         -----
(Address of Principal Executive Offices)       (Zip Code)


Registrant's telephone number, including area code:  (870) 802-1700
                                                     ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01.  Changes in Registrant's Certifying Accountants

a) On October 4, 2006, the Audit Committee of the Company accepted the resignation of BKD, LLP as the Company's independent registered public accounting firm. BKD, LLP, which was initially engaged by the Company on June 21, 2006, cited the Company's impending merger with IBERIABANK Corporation as the reason for its resignation. The merger was announced on July 27, 2006.

     Because of the brevity of its engagement, BKD, LLP did not produce an audit report on the financial statements of the Company for either of the years in the two-year period ended September 30, 2006.

     During the two most recent fiscal years and the interim period through the date of the resignation, there were no disagreements with BKD, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to BKD, LLP's satisfaction, would have caused BKD, LLP to make reference to the subject matter of the disagreements in connection with its reports.

     During the two most recent fiscal years, there were no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

     The Company requested that BKD, LLP furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not BKD, LLP agreed with the above statements. A copy of BKD, LLP's letter to the SEC dated October 9, 2006 is filed as an Exhibit to this Form 8-K.

b) On October 4, 2006, the Audit Committee of the Company approved the engagement of KraftCPAs, PLLC as the Company's new independent registered public accounting firm for the fiscal year ended September 30, 2006. During the two most recent fiscal years and the subsequent interim period through the date of the resignation of BKD, LLP, the Company did not consult with KraftCPAs, PLLC regarding any matters described in Item 304(a)(2)(i) or
     (ii) of Regulation S-K.

Item 9.01.   Financial Statements and Exhibits.
             ---------------------------------

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits. Letter from BKD, LLP dated October 9, 2006.








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   POCAHONTAS BANCORP, INC.


DATE:  October 10, 2006                By:   /s/ Dwayne Powell
                                             --------------------------
                                          Dwayne Powell
                                          President and Chief Executive Officer